UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2021 (November 1, 2021)

Emerald Holding, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38076	42-1775077
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Broadway, 14th Floor New York, New York		10005
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 226-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☒

Item 4.02(a).	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On Noember 1, 2021, management and the Audit Committee of the Board of Directors (the “Audit Committee”) of Emerald Holding, Inc. (the “Company”), after consultation with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm (“PwC”), concluded that certain previously issued consolidated financial statements were materially misstated as a result of the Company’s accounting for its 7% Series A Convertible Participating  Stock (the “Series A Preferred Stock”) as a component of stockholders’ equity instead of reflecting such Series A Preferred Stock as temporary equity.  As a result, the Company’s (A)  audited consolidated financial statements as of and for the year ended December 31, 2020 included in the Company’s 2020 Annual Report on Form 10-K (the “2020 10-K”) and (B) unaudited condensed consolidated financial statements (i) as of  and for the three months ended March 31, 2021 included in the Company’s Quarterly Report on Form 10-Q (the “Q1 2021 10-Q”),  (ii) as of  and for the three and six months ended June 30, 2021 included in the Company’s Quarterly Report on Form 10-Q (the “Q2 2021 10-Q”), (iii) as of and for the three and six months ended June 30, 2020 included in the Company’s Quarterly Report on Form 10-Q (the “Q2 2020 10-Q) and (iv) as of and for the three and nine months ended September 30, 2020 included in the Company’s Quarterly Report on Form 10-Q (the “Q3 2020 10-Q”) should no longer be relied upon.

After completion of a recent review by the Company’s management and the Audit Committee, including consideration of the applicable accounting standards, and evaluation of the Certificate of Designations (the “Certificate of Designations”) relating to the Company’s Series A Preferred Stock, management and the Audit Committee determined that the Series A Preferred Stock should be classified and subsequently remeasured as temporary equity separate from stockholders’ equity on the Company’s consolidated balance sheet because, pursuant to the Certificate of Designations, the Holders of the Series A Preferred Stock have the right to sell, and, if such right is exercised, the Company has the obligation to repurchase, the Series A Preferred Stock upon the occurrence of a Change of Control that takes place after the Change of Control Trigger Date (the “Change of Control Repurchase Right”), each as defined in the Certificate of Designations. Because the events that may trigger the exercise of the Change of Control Repurchase Right are not solely within the Company’s control, the amount allocated to the Series A Preferred Stock should be presented as temporary equity in the Company’s consolidated financial statements rather than as a component of stockholders’ equity.  This error resulted in additional-paid-in-capital and stockholders’ equity being overstated and temporary equity being understated starting with the quarter ended June 30, 2020 through the quarter ended June 30, 2021, including as of and for the year ended December 31, 2020.  During each of those annual and interim periods, the Company accounted for the Series A Preferred Stock as stockholders’ equity and calculated the income attributable to the Series A Preferred Stock in accordance with accounting principles generally accepted in the United States for preferred stock classified as stockholders’ equity. As a result of incorrectly accounting for the Series A Preferred Stock as permanent equity, the Company also did not accrete the carrying amount of the Series A Preferred Stock to the redemption value when the Series A Preferred Stock first becomes redeemable, which resulted in an understatement of income allocable to the Series A Preferred Stock.

The Company will file amendments to restate the 2020 10-K (which will also include restated amounts for the Q2 2020 10-Q and Q3 2020 10-Q), the Q1 2021 10-Q and the Q2 2021 10-Q  to correct for the accounting errors and to reflect  the Series A Preferred Stock within temporary equity. These restatements will result in non-cash, non-operating financial statement corrections and will have no impact on the Company’s current or previously reported cash position, operating expenses or total operating, investing or financing cash flows. The Company is working to complete such restatements as soon as practicable. In connection with such restatement, the Company will also correct for a previously identified Q1 2020 error that management had concluded was not material to the previously issued consolidated financial statements and had therefore been corrected as an immaterial out of period adjustment in Q4 2020.

In connection with the restatement, management has re-evaluated the effectiveness of the Company’s disclosure controls and procedures and, as applicable, internal control over financial reporting as of December 31, 2020, March 31, 2021 and June 30, 2021. The Company’s management concluded that in light of the error described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s internal control over financial reporting was not effective as of December 31, 2020 and the Company’s disclosure controls and procedures were not effective as of each of those respective dates, and remain ineffective as of September 30,

2021.  Specifically, management did not design and maintain effective controls related to the evaluation of the impact of the arrangement’s terms and conditions on the accounting and reporting for preferred stock instruments.  In response to the material weakness, management plans to enhance the design of its control activities related to the evaluation of the impact of the terms and conditions on the accounting and reporting for preferred stock issuances. The material weakness cannot be considered remediated until the applicable remedial controls operate for a sufficient period of time and management has concluded, through testing, that these controls are operating effectively.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with PwC.

This Current Report on Form 8-K contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Report Act of 1995. All statements other than those that are purely historical are forward-looking statements. Words such as “expect,” “will,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “potential” and similar expressions also identify forward-looking statements. Forward-looking statements include statements regarding expected timing of filings, materiality or significance, the quantitative effects of the restated consolidated financial statements, and any anticipated conclusions of the Company, the Audit Committee or management.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results, as well as our expectations regarding materiality or significance, the restatement’s quantitative effects, the effectiveness of our disclosure controls and procedures, and our deficiencies in internal control over financial reporting to differ materially from those in the forward-looking statements. These factors include the risk that additional information may arise prior to the expected filings with the SEC with the restated consolidated financial statements, the preparation of our restated consolidated financial statements or other subsequent events that would require us to make additional adjustments, as well as inherent limitations in internal controls over financial reporting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2021		EMERALD HOLDING, INC.

	By:	/s/ David Doft
David Doft
Chief Financial Officer